================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                               -----------------

                                   FORM 8-K/A

                               -----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT of 1934


                               February 26, 2001
                                 Date of Report



                                  T REIT, INC.
             (Exact name of registrant as specified in its charter)


         Virginia                      333-77229                 52-2140299
 ----------------------------    ---------------------      -------------------
 (State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
      of incorporation)                                     Identification No.)

                             1551 N. Tustin Avenue
                                   Suite 650
                          Santa Ana, California 92705
                    (Address of principal executive offices)


                                 (877) 888-7348
              (Registrant's telephone number, including area code)


                                      N/A
         (former name or former address, if changed since last report)

================================================================================

We filed a Form 8-K dated October 26, 2000 on November 13, 2000 with regard to the acquisition of the Northstar Crossing Shopping Center without the requisite financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.

We filed a Form 8-K dated December 6, 2000 on December 20, 2000 with regard to the acquisition of Thousand Oaks Center without the requisite financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.

ITEM 2. We purchased the Northstar Crossing Shopping Center in Garland, Texas on October 26, 2000. The property has 18 tenant spaces and is anchored by Gold's Gym, which is the only tenant occupying more than 10% of the total rentable square footage. With the exception of Nationwide Insurance, the remaining tenants of the shopping center are local tenants. We obtained a short-term acquisition loan from an entity affiliated with GE Capital Realty Group, Inc., in connection with our purchase of the property. After reasonable inquiry, we are not aware of any material factors relating to the Northstar Crossing property, other than those discussed herein, that would cause the reported financial information in this filing not to be necessarily indicative of future operating results.

We purchased the Thousand Oaks Center in San Antonio, Texas on December 6, 2000. The property is a Class "A" neighborhood center, and is anchored by H.E.B. Food Store. It is approximately 89% occupied with numerous other national tenants. Approximately 75% of the leases will expire in the next 5 years. We obtained a short-term acquisition loan from an entity affiliated with GE Capital Realty Group, Inc. in connection with our purchase of the property. After reasonable inquiry, we are not aware of any material factors relating to the Thousand Oaks property, other than those discussed herein, that would cause the reported financial information in this filing not to be necessarily indicative of future operating results.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Index to Financial Statements

Northstar Crossing Property:

Independent Auditors' Report...........................................   3

Historical Statements of Revenues and Direct Operating Expenses
  For the Year Ended December 31, 1999
  And for the Unaudited Ten-Month Periods
  Ended October 31, 2000 and 1999......................................   4

Notes to Historical Statements of Revenues
  And Direct Operating Expenses
  For the Year Ended December 31, 1999
  And for the Unaudited Ten-Month Periods
  Ended October 31, 2000 and 1999......................................   4

Thousand Oaks Property:

Independent Auditors' Report...........................................   6

Historical Statements of Revenues and Direct Operating Expenses
  For the Year Ended December 31, 1999
  And for the Unaudited Ten-Month Periods
  Ended October 31, 2000 and 1999......................................   7

Notes to Historical Statements of Revenues
  And Direct Operating Expenses
  For the Year Ended December 31, 1999
  And for the Unaudited Ten-Month Periods
  Ended October 31, 2000 and 1999......................................   7

T REIT, Inc.:

Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet
 as of October 31, 2000................................................  11

Unaudited Pro Forma Condensed Combined Statements of Operations
  for the Ten Months Ended October 31, 2000 and
  for the Year Ended December 31, 1999.................................  12

Notes to Unaudited Pro Forma Condensed Combined Financial Statements
  October 31, 2000 and December 31, 1999...............................  13

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              T REIT, INC.


Date:  February 26, 2001      By:  /s/ Anthony W. Thompson
                                   -------------------------------------
                                   Anthony W. Thompson,
                                   President and Chief Executive Officer

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of T REIT, Inc.:

We have audited the accompanying historical statement of revenues and direct operating expenses (the "historical statement") of the Northstar Crossing Property (the "Property") for the year ended December 31, 1999. This historical statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statements are prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and are not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the December 31, 1999 historical statement presents fairly, in all material respects, the revenues and direct operating expenses, as described in Note 1, of the Property for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

The accompanying historical statements of revenues and direct operating expenses for the ten-month periods ended October 31, 2000 and 1999 were not audited by us and, accordingly, we express no opinion or any other form of assurance on them.


Squar, Milner, Reehl & Williamson, LLP

February 9, 2001
Newport Beach, California

                        THE NORTHSTAR CROSSING PROPERTY
                       HISTORICAL STATEMENTS OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                     For the Year Ended December 31, 1999
    And for the Unaudited Ten-Month Periods Ended October 31, 2000 and 1999


                                      For the Ten Months Ended     For the Year
                                        October 31 (unaudited)        Ended
                                     --------------------------    December 31,
                                        2000          1999             1999
                                     -----------    -----------    ------------
REVENUES
 Rental income, net                   $  400,166     $  288,911     $   346,591
 Expense reimbursements                  105,250         57,325          68,790
                                     -----------    -----------    ------------
                                         505,416        346,236         415,381
DIRECT OPERATING EXPENSES
 Utilities                                 8,717         11,566          13,663
 Insurance                                 7,307          6,009           7,211
 Property taxes and assessments           54,167         48,423          58,108
 Repair and maintenance                   57,469         52,338          57,231
 General and administrative                5,608          5,948           7,258
                                     -----------    -----------    ------------
   Total direct operating expenses       133,268        124,284         143,471
                                     -----------    -----------    ------------

EXCESS OF REVENUES OVER DIRECT
 OPERATING EXPENSES                   $  372,148     $  221,952     $   271,910
                                     ===========    ===========    ============

See accompanying notes to historical statements of revenues and direct operating expenses.

NOTE 1 - Basis of Presentation

The historical statements of revenues and direct operating expenses relate to the Northstar Crossing Property (the "Property") which was acquired by T REIT, Inc. on October 26, 2000 from an unaffiliated third party. The Property is located in Garland, Texas.

Revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying historical statements of revenues and direct operating expenses relate to the operations of the Property and have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission.

Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of the Property have been excluded from the accompanying historical statements. The excluded revenues consist primarily of nonoperating revenue related to the Property. The excluded expenses consist primarily of interest, management fees, depreciation and amortization of the Property. Consequently, the excess of revenues over direct operating expenses as presented is not intended to be either a complete presentation of the Property's historical revenues and expenses or comparable to the proposed future operations of the Property.

The Property contains approximately 67,000 net rentable square feet and has eighteen leasable units. As of December 31, 1999, Northstar Athletic occupied approximately 47% of the total square footage and its annual rental income of approximately $150,000 represented approximately 43% of the Property's annual rental income. In March 2000, Gold's Gym replaced Northstar Athletic under an operating lease that expires in 2015. Nickelroma occupied approximately 9% of the total square footage and its annual rental income of approximately $44,000 represented approximately 13% of the property's annual rental income.

In the opinion of management, all adjustments considered necessary for a fair presentation of the historical statements of revenues and direct operating expenses for the unaudited ten-month periods ended October 31, 2000 and 1999 have been included, and all such adjustments are of a normal recurring nature. The excess of revenues over direct operating expenses for the unaudited ten-month period ended October 31, 2000 is not necessarily indicative of the excess revenues over direct operating expenses that can be expected for the year ending December 31, 2000.

NOTE 2 - Future Minimum Rental Income

Future minimum rents to be received under noncancellable operating leases with tenants for the years ending December 31:

                     Year                      Rent
                     ----                      ----
                     2000                   $  498,000
                     2001                   $  545,000
                     2002                   $  478,000
                     2003                   $  431,000
                     2004                   $  407,000
                     Thereafter             $3,515,000

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of T REIT, Inc.:

We have audited the accompanying historical statement of revenues and direct operating expenses (the "historical statement") of the Thousand Oaks Property (the "Property") for the year ended December 31, 1999. This historical statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statements are prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and are not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the December 31, 1999 historical statement presents fairly, in all material respects, the revenues and direct operating expenses, as described in Note 1, of the Property for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

The accompanying historical statements of revenues and direct operating expenses for the ten-month periods ended October 31, 2000 and 1999 were not audited by us and, accordingly, we express no opinion or any other form of assurance on them.


Squar, Milner, Reehl & Williamson, LLP

February 9, 2001
Newport Beach, California

                          THE THOUSAND OAKS PROPERTY
                       HISTORICAL STATEMENTS OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                     For the Year Ended December 31, 1999
    And for the Unaudited Ten-Month Periods Ended October 31, 2000 and 1999

                                        For the Ten Months Ended        For the Year
                                         October 31 (unaudited)            Ended
                                    -------------------------------     December 31,
                                         2000              1999              1999
                                    -------------     -------------     -------------
REVENUES
 Rental income, net                 $   1,041,732     $     915,206     $   1,097,729
 Expense reimbursement                    241,148           198,971           238,766
                                    -------------     -------------     -------------
                                        1,282,880         1,114,177         1,336,495
DIRECT OPERATING EXPENSES
 Utilities                                 19,940            19,570            23,780
 Insurance                                 15,839            15,358            18,429
 Property taxes and assessments           189,368           168,347           202,016
 Repair and maintenance                    59,658            65,799            77,906
 General and administrative                   942             4,806             5,477
                                    -------------     -------------     -------------
  Total direct operating expenses         285,747           273,880           327,608
                                    -------------     -------------     -------------
EXCESS OF REVENUES OVER DIRECT
  OPERATING EXPENSES                $     997,133     $     840,297     $   1,008,887
                                    =============     =============     =============

See accompanying notes to historical statements of revenues and direct operating expenses.

NOTE 1 - Basis of Presentation

The historical statements of revenues and direct operating expenses relate to the Thousand Oaks Property (the "Property") which was acquired by T REIT, Inc. on December 6, 2000 from an unaffiliated third party. The Property is located in San Antonio, Texas.

Revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying historical statements of revenues and direct operating expenses relate to the operations of the Property and have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission.

Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of the Property have been excluded from the accompanying historical statements. The excluded revenues consist primarily of nonoperating revenue related to the Property. The excluded expenses consist primarily of interest, management fees, depreciation and amortization of the Property. Consequently, the excess of revenues over direct operating expenses as presented is not intended to be either a complete presentation of the Property's historical revenues and expenses or comparable to the proposed future operations of the Property.

The Property contains approximately 163,000 net rentable square feet and has seventeen leasable units. H.E.B. Food Store ("H.E.B.") is the anchor tenant and the Property is occupied by numerous other national tenants including Bealls department store, Blockbuster Video, Taco Cabana, Papa John's, GNC, and Fantastic Sams. As of December 31, 1999 H.E.B occupies approximately 40% of the total rentable square footage and its rental income of approximately $470,000 represents approximately 40% of the annual rental income of the Property. The H.E.B. lease currently expires in 2014. Bealls department store and Taco Cabana occupied approximately 14% and 2%, respectively, of the total square footage and their annual rental income of approximately $154,000 and $117,000 represented approximately 14% and 10%, respectively, of the Property's annual rental income.

In the opinion of management, all adjustments considered necessary for a fair presentation of the historical statements of revenues and direct operating expenses for the unaudited ten-month periods ended October 31, 2000 and 1999 have been included, and all such adjustments are of a normal recurring nature. The excess of revenues over direct operating expenses for the unaudited ten-month period ended October 31, 2000 is not necessarily indicative of the excess revenues over direct operating expenses that can be expected for the year ending December 31, 2000.

NOTE 2 - Future Minimum Rental Income

Future minimum rents to be received under non cancellable operating leases with tenants for the years ending December 31:

        Year                       Rent
        ----                       ----
        2000                    1,249,000
        2001                    1,192,000
        2002                    1,135,000
        2003                    1,051,000
        2004                    1,012,000
     Thereafter                 6,590,000

                                 T REIT, INC.
          Unaudited Pro Forma Condensed Combined Financial Statements
                    October 31, 2000 And December 31, 1999

On October 26, 2000, T REIT, Inc. (the "Company") acquired the Northstar Crossing Property ("Northstar") for a purchase price of $3,930,000. Additionally, on December 6, 2000, the Company acquired the Thousand Oaks Property ("Thousand Oaks") for a purchase price of $13,000,000 (hereinafter, Northstar and Thousand Oaks are collectively referred to as the "Properties").

The following unaudited pro forma condensed combined financial statements (hereinafter collectively referred to as "the pro forma financial statements") are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the Properties been acquired by the Company as of the dates set forth below. The pro forma financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with the historical financial statements of the Company and the Properties, including the notes thereto, incorporated herein by reference or included herein. The Company's historical financial statements incorporated herein by reference is the audited balance sheet as of December 31, 1999 included in the related Form S-11/A Registration Statement filed on February 16, 2000 with the Securities and Exchange Commission.

The accompanying historical consolidated balance sheet of the Company as of October 31, 2000 includes the acquisition of Northstar, and the effects of owning and operating Northstar for six days. The Northstar purchase price included in the October 31, 2000 historical balance sheet has been allocated based on preliminary information and is subject to future adjustment.

The accompanying unaudited pro forma condensed combined balance sheet as of October 31, 2000 gives effect to the acquisition of Thousand Oaks as if the purchase occurred on October 31, 2000.

The accompanying unaudited pro forma condensed combined statement of operations for the ten months ended October 31, 2000 gives effect to the acquisition of the Properties as if the purchases occurred on January 1, 2000.

The accompanying unaudited pro forma condensed combined statement of operations for the year ended December 31, 1999 gives effect to the acquisition of the Properties as if the purchases occurred on January 1, 1999.

The accompanying pro forma financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

                                 T REIT, Inc.
       Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet
                               October 31, 2000

                                                Historical
                                               -------------
                                                                  Pro Forma            Pro Forma
                                                T REIT, Inc.     Adjustments           Combined
                                               -------------   ---------------      --------------
Assets

Real estate operating properties:
   Land                                        $   1,107,961   $     3,250,000 (A)  $    4,357,961
   Buildings and improvements                      4,078,053         9,750,000 (A)      13,828,053
                                               -------------   ---------------      --------------
                                                   5,186,014        13,000,000          18,186,014
   Less accumulated depreciation and
    amortization                                      (6,781)              -                (6,781)
                                               -------------   ---------------      --------------
                                                   5,179,233        13,000,000          18,179,233

Cash and cash equivalents                          3,273,393        (2,162,500)(A)       1,110,893
Other assets                                         438,412               -               438,412
                                               -------------   ---------------      --------------
                                               $   8,891,038   $    10,837,500      $   19,728,538
                                               =============   ===============      ==============

Liabilities and Shareholders' Equity

Notes Payable                                  $   3,551,410   $    10,837,500 (A)  $   14,388,910
Accounts Payable and Accrued Liabilities             978,197               -               978,197
                                               -------------   ---------------      --------------
                                                   4,529,607        10,837,500          15,367,107

Common stock                                           5,476               -                 5,476
Additional paid-in capital                         4,440,366               -             4,440,366
Accumulated deficit                                  (84,411)              -               (84,411)
                                               -------------   ---------------      --------------
                                                   4,361,431               -             4,361,431
                                               -------------   ---------------      --------------
                                               $   8,891,038   $    10,837,500      $   19,728,538
                                               =============   ===============      ==============


                            See accompanying notes

                                 T REIT, Inc.
        Unaudited Pro Forma Condensed Combined Statement of Operations
                   For the Ten Months Ended October 31, 2000

                                                       Historical
                                        ----------------------------------------

                                                        Northstar     Thousand     Pro Forma         Pro Forma
                                        T REIT, Inc.     Crossing       Oaks      Adjustments        Combined
                                        ------------    ----------   ----------   -----------       -----------
Revenues
Rental Revenues                         $     32,760    $  400,166   $1,041,732   $    (9,427) (B)  $ 1,465,231
Expense Reimbursement                            -         105,250      241,148           -             346,398
Interest Income                               25,246           -            -         (25,246) (C)          -
                                        ------------    ----------   ----------   -----------       -----------
                                              58,006       505,416    1,282,880       (34,673)        1,811,629
Expenses
General & Administrative                      12,131           -            -             -              12,131
Organizational                                29,888           -            -             -              29,888
Interest                                      27,312           -            -         877,743  (D)      905,055
Property Taxes & Assessments                     -          54,167      189,368       (15,925) (E)      227,610
Other Expenses                                14,890        79,101       96,379           -             190,370
Management Fees                                  -             -            -          98,717  (F)       98,717
Depreciation                                   6,781           -            -         264,532  (G)      271,313
                                        ------------    ----------   ----------   -----------       -----------
                                              91,002       133,268      285,747     1,225,067         1,735,084
                                        ------------    ----------   ----------   -----------       -----------

Net income (loss)                       $    (32,996)   $  372,148   $  997,133   $(1,259,740)      $    76,545
                                        ============    ==========   ==========   ===========       ===========


                            See accompanying notes

                                 T REIT, Inc.
        Unaudited Pro Forma Condensed Combined Statement of Operations
                     For the Year Ended December 31, 1999

                                     Historical
                        -------------------------------------

                                       Northstar     Thousand      Pro Forma        Pro Forma
                        T REIT, Inc.   Crossing        Oaks       Adjustments        Combined
                        ------------  -----------   ----------   ------------       ----------
Revenues
Rental Revenues         $        -    $   346,591   $1,097,729   $        -         $1,444,320
Expense Reimbursement            -         68,790      238,766            -            307,556
                        ------------  -----------   ----------   ------------       ----------
                                 -        415,381    1,336,495            -          1,751,876
Expenses
Interest                         -            -            -        1,086,066 (D)    1,086,066
Property Taxes &
     Assessments                 -         58,108      202,016         13,008 (E)      273,132
Other Expenses                   -         85,363      125,592            -            210,955
Management Fees                  -            -            -          118,460 (F)      118,460
Depreciation                     -            -            -          317,438 (G)      317,438
                        ------------  -----------   ----------   ------------       ----------
                                 -        143,471      327,608      1,534,972        2,006,051
                        ------------  -----------   ----------   ------------       ----------
Net income (loss)       $        -    $   271,910   $1,008,887   $ (1,534,972)      $ (254,175)
                        ============  ===========   ==========   ============       ==========

                            See accompanying notes

                                 T REIT, Inc.
          Unaudited Pro Forma Condensed Combined Financial Statements
                    October 31, 2000 and December 31, 1999

Basis of Presentation

The unaudited pro forma condensed combined balance sheet as of October 31, 2000 gives effect to the acquisition of Thousand Oaks as if the purchase had occurred on October 31, 2000. The unaudited pro forma condensed combined statements of operations for the ten months ended October 31, 2000 and for the year ended December 31, 1999, give effect to the acquisition of the Properties as if the purchases had occurred on January 1, 2000 and January 1, 1999, respectively.

The unaudited pro forma condensed financial statements have been adjusted as discussed in the notes below:

(A) - The Company purchased the Thousand Oaks property for $13,000,000, consisting of $10,837,500 and $2,162,500 of debt and cash, respectively. The adjustment reflects the allocation of the purchase price between land and buildings as well as the reduction in cash and increase of debt.

(B) - The acquisition of the Northstar Property by the Company occurred on October 26, 2000. Accordingly, the historical income statement of T REIT, Inc. for the ten months ended October 31, 2000 includes six days of rental revenues from the Property. The adjustment is to remove six days of rental revenue included in the historical operations of both the Company and the Property.

(C) - The Company purchased the Northstar Property for $3,930,000 consisting of $2,695,000 and $1,235,000 of debt and cash, respectively. The adjustment reflects the decrease in interest income resulting from the use of cash to purchase the Properties.

(D) - Reflects the interest expense at 9% on the $13,532,500 of debt incurred by the Company to purchase the Properties.

(E) - Reflects the estimated increase in property taxes resulting from a reassessment of property value on the acquisition dates.

(F) - Reflects the management fees to be paid by the Company at a rate of 4% of rental revenue based on an executed property management agreement.

(G) - Depreciation on the buildings on a straight line basis over the estimated useful life of 40 years based on preliminary purchase price allocation.